SUB-ITEM 77Q1(e)

A copy of the Investment Subadvisory Agreement between Acuitas Investments, LLC and WCM Investment Management regarding Acuitas US Microcap Fund, Exhibit(d)(19) to the Registrant's Registration Statement on Form N-1A, is incorporated by reference as filed via EDGAR in Post-Effective Amendment No. 58 on April 21, 2016, accession number 0001435109-16-001549.